UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 19, 2010

Bering Growth Corporation

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	000-52348	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Nautilus Global Partners
700 Gemini, Suite 100, Houston, TX 77056
(Address of principal executive offices including zip code)

(281) 488-3883
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.    Unregistered Sales of Equity Securities.

On November 19, 2010, Bering Growth Corporation (the "Company") issued an aggregate of 2,768,800 ordinary shares, par value $0.000128 per share, to Skyline Investors, LLC and Dayspring Capital, LLC for a total consideration of $3,333.  There was no underwriter or placement agent in the offering, and the Company relied upon the exemption provided in Regulation D and Section 4(2) of the Securities Act of 1933.

Item 5.01   Change in Control of the Registrant
Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Upon to the issuance of an aggregate of 2,768,800 ordinary shares to Skyline Investors, LLC and Dayspring Capital, LLC, Karl Brenza, the managing member of the two entities, acquired control of the Company.  As of the date hereof, there are 3,767,075 ordinary shares of the Company outstanding and Skyline Investors, LLC and Dayspring Capital, LLC have beneficial ownership of 73.5% of such outstanding ordinary shares.  Skyline Investors, LLC and Dayspring Capital, LLC acquired such shares for an aggregate consideration of $3,333, and the source of such funds was from their members’ personal funds.

The following shows the security ownership of our management and related parties as of the date hereof.

Name	Number of Shares	% Outstanding	Relationship to Us
Skyline Investors, LLC c/o Maxim Group LLC 405 Lexington Avenue, 2nd Fl New York, NY 10174	2,491,920	66.1%	Karl Brenza, our President and CEO is managing member of Skyline Investors, LLC.

Dayspring Capital, LLC c/o Maxim Group LLC 405 Lexington Avenue, 2nd Fl New York, NY 10174	276,880	7.4%	Karl Brenza, our President and CEO is sole member of Dayspring Capital, LLC.

Nautilus Global Partners, LLC 700 Gemini, Suite 100 Houston, TX 77058	781,250	20.7%	Joseph Rozelle one of our directors is the President of Nautilus Global Partners, LLC.

Effective November 19, 2010, David Richardson resigned from the board of directors of the Company.  Mr. Richardson’s resignation is not as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Effective November 19, 2010, Joseph Rozelle resigned as President and Chief Financial Officer of the Company. Mr. Rozelle will continue to serve the Company as a member on the Board of Directors.

Effective November 19, 2010, Karl Brenza was named President and Chief Executive Officer of the Company.

Mr. Brenza (age 46) has over 15 years of investment banking and financial advisory experience as well as significant operational and technology experience as a corporate executive. Mr. Brenza has been Managing Director of Investment Banking at Maxim Group, LLC since February 2008.  Prior to joining Maxim Group, Mr. Brenza was the Chief Financial Officer of Enherent Corp from August 2005 to November 2007 and Managing Director, Head of Investment Banking for Broadband Capital Management, LLC from November 2002 to August 2005.   Mr. Brenza received a B.S. in electrical engineering from the University of Pennsylvania and an M.B.A. from the Columbia University Graduate School of Business.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company’s plans, objectives, expectations and intentions; and (ii) other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control), including, without limitation, the Company’s ability to increase prices and revenue and continue to obtain contract renewals and extensions.
 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERING GROWTH CORPORATION

Date: November 23, 2010	By:	/s/ Karl Brenza
Karl Brenza
President